                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that Advanced Semiconductor Engineering, Inc. (the "COMPANY") and each person whose signature appears below constitutes and appoints Mr. Jason C.S. Chang, Chairman of the Company, and Joseph H.S. Tung, Chief Financial Officer of the Company, and any other person acting in such capacity, and each of them, true and lawful attorneys-in-fact and agents of the Company and each such person with full power of substitution, for and in the name, place and stead of the Company and each such person, in any and all capacities, to take the following actions:


         1. To sign in the name of such person, and to file with the United States Securities and Exchange Commission (the "Commission"), Registration Statement on Form F-1 under the Securities Act of 1933, as amended, (the "Registration Statement"), relating to the registration of 115,000,000 common shares of the Company, par value NT$10 per share (the "Common Shares"), in connection with the proposed offering of American Depositary Shares (the "ADSs"), each representing five Common Shares, and to sign and file any and all amendments or post-effective amendments to such Registration Statement (including, without limitation, any amendments or supplements to the prospectus contained therein), together with such exhibits and other documents as may be necessary or appropriate.



         2. To sign such other documents, to take such other actions and to do such other things as said agents and attorneys-in-fact, or any of them, may deem necessary or appropriate from time to time in connection with the foregoing, the issuance and sale of the ADSs.



         IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney on September 7, 2000:

 Name and Signature                                       Title
 ------------------                                       -----

/s/JASON C.S. CHANG
-------------------------
JASON C.S. CHANG                                  Chairman and Director


/s/RICHARD H.P. CHANG
-------------------------
RICHARD H.P. CHANG                                Chief Executive Officer and
                                                  Director

/s/CHANG YAO HUNG-YING
-------------------------
CHANG YAO HUNG-YING                               Director


/s/LEONARD LIU
-------------------------
LEONARD LIU                                       President and Director


/s/CHIN KO-CHIEN
-------------------------
CHIN KO-CHIEN                                     Director


/s/DAVID PAN
-------------------------
DAVID PAN                                         Director


/s/JOSEPH TUNG                                    Chief Financial Officer and
-------------------------                         Director
JOSEPH TUNG

                                        2